Exhibit 99.2

FOR THE PERIOD BEGINNING 11/1/2007 AND ENDING 11/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                             AS OF NOVEMBER 25, 2007
                                   (UNAUDITED)

                                     ASSETS
                                                               November 25, 2007
                                                               -----------------
 CURRENT ASSETS:
    Cash and Cash Equivalents                               $         1,046,897
    Accounts Receivable                                                 393,180
    Prepaid Expenses                                                    350,163
    Other Current Assets                                                214,667
    Assets of Discontinued Operations                                       435
                                                               -----------------
         TOTAL CURRENT ASSETS                                         2,005,342
                                                               -----------------


 VESSELS & EQUIPMENT
    Vessel - Palm Beach Princess - under Capital Lease               17,500,000
    Equipment                                                         4,044,092
    Leasehold Improvements                                              921,899
    Vessel - Big Easy - under Capital Lease - Not in Service         20,305,548
    Vessel  - Royal Star - Not Placed in Service                      1,394,000
                                                               -----------------
                                                                     44,165,539
    LESS: Accumulated Depreciation and Amortization                   8,409,073
                                                               -----------------
         TOTAL VESSELS & EQUIPMENT - NET                             35,756,466
                                                               -----------------


 OTHER ASSETS:
    Notes Receivable                                                  5,300,000
    Vessel Deposits - Related Parties                                 9,733,136
    Deposits and Other Assets - Related Parties                       3,028,438
    Deposits and Other Assets - Non-Related Parties                     287,246
    Spare Parts Inventory                                             1,024,604
                                                               -----------------
         TOTAL OTHER ASSETS                                          19,373,424
                                                               -----------------


 TOTAL ASSETS                                               $        57,135,232
                                                               =================

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 11/1/2007 AND ENDING 11/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH



                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                             AS OF NOVEMBER 25, 2007
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                               November 25, 2007
                                                               -----------------
 CURRENT LIABILITIES:
    Accounts Payable                                        $         1,254,294
    Accrued Expenses                                                  4,198,387
    DIP Financing                                                     2,410,433
    Liabilities of Discontinued Operations                              420,200
                                                               -----------------
         TOTAL CURRENT LIABILITIES                                    8,283,314
                                                               -----------------

 LIABILITIES SUBJECT TO COMPROMISE:                                  62,983,263
                                                               -----------------

                                                               -----------------
         TOTAL LIABILITIES                                           71,266,577
                                                               -----------------

 DEFERRED INCOME                                                      1,439,951

 COMMITMENTS AND CONTINGENCIES                                                -

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock $100.00 Par Value                       36,284,375
    Series B Preferred Stock $10.00 Par Value                         5,000,000
    Common Stock $2.00 Par Value                                     24,565,125
    Capital in Excess of Par                                         24,232,083
    Retained Earnings (Deficit)                                    (105,195,342)
                                                               -----------------
                                                                    (15,113,759)
    LESS:
       Treasury Stock, 915,077 Shares                                   457,538

                                                               -----------------
         TOTAL STOCKHOLDERS' EQUITY                                 (15,571,297)
                                                               -----------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $        57,135,231
                                                               =================

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 11/1/2007 AND ENDING 11/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE ONE MONTH ENDED NOVEMBER 25, 2007
                                   (UNAUDITED)
                                                                One Month Ended
                                                               November 25, 2007
                                                               -----------------
 OPERATING REVENUES:
    Gaming                                                  $         1,178,438
    Fare                                                                 19,481
    On Board                                                             30,138
    Other                                                                39,604
                                                               -----------------
    NET OPERATING REVENUES                                            1,267,661
                                                               -----------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                                              348,354
    Fare                                                                127,496
    On Board                                                             22,398
    Maritime & Legal Expenses                                           654,070
    General & Administrative Expenses                                   132,272
    Ship Carrying Costs - Big Easy                                       36,008
    Ship Carrying Costs - Royal Star                                        657
    Development Costs - Other                                                 -
    Depreciation & Amortization                                         169,803
    Impairment of Assets                                                      -
                                                               -----------------
    TOTAL OPERATING COSTS AND EXPENSES                                1,491,058
                                                               -----------------

 OPERATING INCOME (LOSS)                                               (223,397)

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                                     (33,898)
    Interest Income                                                       2,077
    Bankruptcy Costs                                                   (394,807)
                                                               -----------------
    TOTAL OTHER INCOME (EXPENSE)                                       (426,628)
                                                               -----------------

 (LOSS) BEFORE TAX PROVISION                                           (650,025)
   Income Tax Expense                                                         -
                                                               -----------------

 NET (LOSS)                                                 $          (650,025)
                                                               =================

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:          $                 -
                                                               =================

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                           11,367,487
                                                               =================

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 11/1/2007 AND ENDING 11/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                    FOR THE ONE MONTH ENDED NOVEMBER 25, 2007
                                   (UNAUDITED)

                                                               One Month Ended
                                                              November 25, 2007
                                                              -----------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
    (LOSS) BEFORE DISCONTINUED OPERATIONS                   $         (650,025)
    Adjustments to reconcile income (loss)
        to net cash (used in)
        provided by operating activities:
    Depreciation and Amortization                                      169,803
    Impairment of Assets                                                     -
    Changes in Operating Assets and Liabilities-
       (Increase) Decrease in Accounts Receivable                      (24,031)
       (Increase) Decrease in Other Assets                             (40,957)
       (Increase) Decrease in Prepaid Expenses                          52,577
       Increase (Decrease) in Accounts Payable and
        Accrued Expenses                                               (68,646)
                                                              -----------------
    NET CASH PROVIDED BY (USED IN) OPERATING                          (561,279)
                                                              -----------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital Expenditures                                                (5,902)
    (Increase) Decrease in Other Investment Activity                  (117,481)
                                                              -----------------
    NET CASH (USED IN) INVESTING ACTIVITIES                           (123,383)
                                                              -----------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
    Funds Received from PDS Notes & Other Lenders
    DIP Financing Funds Received                                     1,003,048
    Advances (Paid) Received (to) From Related Parties                       -
    Principal Payments on Short Term Notes                                   -
                                                              -----------------
    NET CASH (USED IN) FINANCING ACTIVITIES                          1,003,048
                                                              -----------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  318,386
    CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD               728,511
                                                              -----------------

    CASH AND CASH EQUIVALENTS AT END OF THE PERIOD          $        1,046,897
                                                              =================


Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 11/1/2007 AND ENDING 11/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH


                   INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             AS OF NOVEMBER 25, 2007
                                   (Unaudited)
                                     ASSETS

     Bankruptcy Court Case No.             06-16441-BKC-PGH      06-16354-BKC-PGH     06-16351-BKC-PGH    06-16350-BKC-PGH
                                                                   Royal Star            ITG Palm
                                              ITB, Inc.          Entertainment, LLC     Beach, LLC          ITGV, Inc.
                                          -----------------   ---------------------  -----------------   -----------------
 CURRENT ASSETS:
     Cash and Cash Equivalents           $           5,331  $                    -  $          (9,505) $        1,050,147
     Accounts Receivable                             1,105                  (6,568)            49,508             248,061
     Prepaid Expenses                               60,161                 126,424             11,609             103,687
     Other Current Assets                                -                       -              8,740             205,927
     Net Assets of Discontinued
      Operations - Current
                                          -----------------   ---------------------  -----------------   -----------------
          TOTAL CURRENT ASSETS                      66,597                 119,856             60,352           1,607,822
                                          -----------------   ---------------------  -----------------   -----------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - PBP & Big Easy                                                    -                  -          17,500,000
     Leasehold Improvements -
      Port of Palm Beach                                 -                       -                  -             921,899
     Ship Not Placed in Service -
      Royal Star & Big Easy                                              1,394,000         20,305,548                   -
     Equipment                                      83,416                       -            221,843           3,657,818
                                          -----------------   ---------------------  -----------------   -----------------
                                                    83,416               1,394,000         20,527,391          22,079,717
     LESS: Accumulated Depreciation and
            Amortization                            10,643                       -            721,597           7,595,818
                                          -----------------   ---------------------  -----------------   -----------------
          TOTAL PLANT & EQUIPMENT - NET             72,773               1,394,000         19,805,794          14,483,899
                                          -----------------   ---------------------  -----------------   -----------------

 OTHER ASSETS:
     Deposits and Other Assets -
      Non-Related                                  287,246                       -                  -                   -
     Vessel Deposits - Related Parties           3,244,254                       -          2,488,882           4,000,000
     Deposits and Other Assets -
      Related Parties                              178,479                       -            118,000           2,006,670
     Spare Parts Inventory                               -                       -                  -           1,024,604
     Notes Receivable                            2,999,342                       -                  -                   -
                                          -----------------   ---------------------  -----------------   -----------------
          TOTAL OTHER ASSETS                     6,709,321                       -          2,606,882           7,031,274
                                          -----------------   ---------------------  -----------------   -----------------

 TOTAL ASSETS                            $       6,848,691  $            1,513,856  $      22,473,028  $       23,122,995
                                          =================   =====================  =================   =================

     Bankruptcy Court Case No.             06-16357-BKC-PGH    06-16356-BKC-PGH

                                                ITGDC              Orion
                                          -----------------   -----------------
 CURRENT ASSETS:
     Cash and Cash Equivalents           $               -  $               -
     Accounts Receivable                                 -                  -
     Prepaid Expenses                                    -                  -
     Other Current Assets                                -                  -
     Net Assets of Discontinued
      Operations - Current
                                          -----------------   ----------------
          TOTAL CURRENT ASSETS                           -                  -
                                          -----------------   ----------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - PBP & Big Easy
     Leasehold Improvements -
      Port of Palm Beach                                 -                  -
     Ship Not Placed in Service -
      Royal Star & Big Easy
     Equipment                                      81,015                  -
                                          -----------------   ----------------
                                                    81,015                  -
     LESS: Accumulated Depreciation and
            Amortization                            81,015                  -
                                          -----------------   ----------------
          TOTAL PLANT & EQUIPMENT - NET                  -                  -
                                          -----------------   ----------------

 OTHER ASSETS:
     Deposits and Other Assets -
      Non-Related                                        -                  -
     Vessel Deposits - Related Parties                   -                  -
     Deposits and Other Assets -
      Related Parties                              356,592                  -
     Spare Parts Inventory                               -                  -
     Notes Receivable                                    -          2,300,658
                                          -----------------   ----------------
          TOTAL OTHER ASSETS                       356,592          2,300,658
                                          -----------------   ----------------

 TOTAL ASSETS                            $         356,592  $       2,300,658
                                          =================   ================

     Bankruptcy Court Case No.                                               Non-Bankrupt Companies

                                           GMO Travel    ITB Racing      ITB Mgmt   RACE TRACK  RACE TRACK   MGMT INC      TOTAL
                                           ----------   -------------   ---------   ----------  ----------   --------  -------------
 CURRENT ASSETS:
     Cash and Cash Equivalents           $      1,112  $        (666) $       478  $        -  $        -  $       -  $   1,046,897
     Accounts Receivable                      101,074              -            -           -           -          -        393,180
     Prepaid Expenses                          48,282              -            -           -           -          -        350,163
     Other Current Assets                           -              -            -           -           -          -        214,667
     Net Assets of Discontinued
      Operations - Current                                                                335         100                       435
                                           -----------  -------------   ----------  ----------  ----------   --------  -------------
          TOTAL CURRENT ASSETS                150,468           (666)         478         335         100          -      2,005,342
                                           -----------  -------------   ----------  ----------  ----------   --------  -------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - PBP & Big Easy                                                                                            17,500,000
     Leasehold Improvements -
      Port of Palm Beach                            -              -            -           -           -          -        921,899
     Ship Not Placed in Service -
      Royal Star & Big Easy                                                                                              21,699,548
     Equipment                                      -              -            -           -           -          -      4,044,092
                                           -----------  -------------   ----------  ----------  ----------   --------  -------------
                                                    -              -            -           -           -          -     44,165,539
     LESS: Accumulated Depreciation and
            Amortization                            -              -            -           -           -          -      8,409,073
                                           -----------  -------------   ----------  ----------  ----------   --------  -------------
          TOTAL PLANT & EQUIPMENT - NET             -              -            -           -           -          -     35,756,466
                                           -----------  -------------   ----------  ----------  ----------   --------  -------------

 OTHER ASSETS:
     Deposits and Other Assets -
      Non-Related                                   -              -            -           -           -          -        287,246
     Vessel Deposits - Related Parties              -              -            -           -           -          -      9,733,136
     Deposits and Other Assets -
      Related Parties                               -        368,697            -           -           -          -      3,028,438
     Spare Parts Inventory                          -              -            -           -           -          -      1,024,604
     Notes Receivable                               -              -            -           -           -          -      5,300,000
                                           -----------  -------------   ----------  ----------  ----------   --------  -------------
          TOTAL OTHER ASSETS                        -        368,697            -           -           -          -     19,373,424
                                           -----------  -------------   ----------  ----------  ----------   --------  -------------

 TOTAL ASSETS                            $    150,468  $     368,031  $       478  $      335  $      100  $       -  $  57,135,232
                                           ===========  =============   ==========  ==========  ==========   ========  =============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 11/1/2007 AND ENDING 11/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             AS OF NOVEMBER 25, 2007
                                   (Unaudited)
                       LIBILITIES AND STOCKHOLDERS' EQUITY

     Bankruptcy Court Case No.         06-16441-BKC-PGH      06-16354-BKC-PGH     06-16351-BKC-PGH    06-16350-BKC-PGH
                                                               Royal Star            ITG Palm
                                          ITB, Inc.          Entertainment, LLC     Beach, LLC          ITGV, Inc.
                                      -----------------   ---------------------  -----------------  ------------------
 CURRENT LIABILITIES:
     Accounts Payable                $          79,378  $               88,526  $          48,377  $        1,019,213
     Accrued Expenses                          159,040                 (11,377)         1,025,714           2,622,094
     DIP Financing                                   -                       -                  -           2,410,433
     Net Liabilities of Discontinued
      Operations - Current                           -                       -                  -                   -
                                      -----------------   ---------------------  -----------------   -----------------
          TOTAL CURRENT LIABILITIES            238,418                  77,149          1,074,091           6,051,740
                                      -----------------   ---------------------  -----------------   -----------------


                                      -----------------   ---------------------  -----------------   -----------------
 LIABILITIES SUBJECT TO COMPRIMISE:          3,364,524               5,162,969         21,815,116          29,236,069
                                      -----------------   ---------------------  -----------------   -----------------

 DEFERRED INCOME                                     -                       -                  -                   -
                                      -----------------   ---------------------  -----------------   -----------------

 COMMITMENTS AND CONTINGENCIES                       -                       -                  -                   -
                                      -----------------   ---------------------  -----------------   -----------------

     Due To/(From) Affiliates             (245,057,250)              2,695,003         26,788,963         (21,594,350)
                                      -----------------   ---------------------  -----------------   -----------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value                     36,284,375                       -                  -                   -
     Series B Preferred Stock
      $10.00 Par Value                       5,000,000                       -                  -                   -
     Common Stock $2.00 Par Value           24,526,024                       -                  -                   1
     Capital in Excess of Par              184,552,785                       -                  -                   -
     Retained Earnings (Deficit)            (1,602,647)             (6,421,265)       (27,205,143)          9,429,535
                                      -----------------   ---------------------  -----------------   -----------------
          TOTAL                            248,760,537              (6,421,265)       (27,205,143)          9,429,536
                                      -----------------   ---------------------  -----------------   -----------------

     LESS:
        Treasury Stock                         457,538                       -                  -                   -
                                      -----------------   ---------------------  -----------------   -----------------
          TOTAL STOCKHOLDERS' EQUITY       248,302,999              (6,421,265)       (27,205,143)          9,429,536
                                      -----------------   ---------------------  -----------------   -----------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY              $       6,848,691  $            1,513,856  $      22,473,027  $       23,122,995
                                      =================   =====================  =================   =================

     Bankruptcy Court Case No.         06-16357-BKC-PGH    06-16356-BKC-PGH

                                            ITGDC              Orion
                                      -----------------   ----------------
 CURRENT LIABILITIES:
     Accounts Payable                $               -  $               -
     Accrued Expenses                            2,029                  -
     DIP Financing                                   -                  -
     Net Liabilities of Discontinued
      Operations - Current                           -                  -
                                      -----------------   ----------------
          TOTAL CURRENT LIABILITIES              2,029                  -
                                      -----------------   ----------------


                                      -----------------   ----------------
 LIABILITIES SUBJECT TO COMPRIMISE:          1,118,263          1,250,658
                                      -----------------   ----------------

 DEFERRED INCOME                                     -                  -
                                      -----------------   ----------------

 COMMITMENTS AND CONTINGENCIES                       -                  -
                                      -----------------   ----------------

     Due To/(From) Affiliates                4,404,481         28,818,897
                                      -----------------   ----------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value                              -                  -
     Series B Preferred Stock
      $10.00 Par Value                               -                  -
     Common Stock $2.00 Par Value                    -                  -
     Capital in Excess of Par                        -                  -
     Retained Earnings (Deficit)            (5,168,183)       (27,768,897)
                                      -----------------   ----------------
          TOTAL                             (5,168,183)       (27,768,897)
                                      -----------------   ----------------

     LESS:
        Treasury Stock                               -                  -
                                      -----------------   ----------------
          TOTAL STOCKHOLDERS' EQUITY        (5,168,183)       (27,768,897)
                                      -----------------   ----------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY              $         356,590  $       2,300,658
                                      =================   ================

     Bankruptcy Court Case No.                                           Non-Bankrupt Companies

                                       GMO Travel   ITB Racing       ITB Mgmt     RACE TRACK    RACE TRACK   MGMT INC      TOTAL
                                       ----------  ------------   -----------  --------------------------------------  -------------
 CURRENT LIABILITIES:
     Accounts Payable                $   (55,198) $     74,000  $          -  $           -  $          -  $       -  $   1,254,296
     Accrued Expenses                     15,515       122,655       262,716              -             -          -      4,198,386
     DIP Financing                             -             -             -              -             -          -      2,410,433
     Net Liabilities of Discontinued
      Operations - Current                     -             -             -        209,200       211,000          -        420,200
                                       ----------  ------------   -----------  -------------   -----------  ---------  -------------
          TOTAL CURRENT LIABILITIES      (39,683)      196,655       262,716        209,200       211,000          -      8,283,315
                                       ----------  ------------   -----------  -------------   -----------  ---------  -------------


                                       ----------  ------------   -----------  -------------   -----------  ---------  -------------
 LIABILITIES SUBJECT TO COMPRIMISE:                     18,164     1,017,500                                             62,983,263
                                       ----------  ------------   -----------  -------------   -----------  ---------  -------------

 DEFERRED INCOME                               -             -             -      1,439,951             -          -      1,439,951
                                       ----------  ------------   -----------  -------------   -----------  ---------  -------------

 COMMITMENTS AND CONTINGENCIES                 -             -             -              -             -          -              -
                                       ----------  ------------   -----------  -------------   -----------  ---------  -------------

     Due To/(From) Affiliates            632,375     1,212,700       984,178    226,674,474    25,440,709)  (118,762)             -
                                       ----------  ------------   -----------  -------------   -----------  ---------  -------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value                        -             -             -              -             -          -     36,284,375
     Series B Preferred Stock
      $10.00 Par Value                         -             -             -              -             -          -      5,000,000
     Common Stock $2.00 Par Value            200             -        12,500          1,000        25,400          -     24,565,125
     Capital in Excess of Par                  -             -       (39,990)  (163,295,651)    3,014,939          -     24,232,083
     Retained Earnings (Deficit)        (442,424)   (1,059,486)   (2,236,424)   (65,028,639)   22,189,470    118,761   (105,195,342)
                                       ----------  ------------   -----------  -------------   -----------  ---------  -------------
          TOTAL                         (442,224)   (1,059,486)   (2,263,914)  (228,323,290)   25,229,809    118,761    (15,113,759)
                                       ----------  ------------   -----------  -------------   -----------  ---------  -------------

     LESS:
        Treasury Stock                         -             -             -              -             -          -        457,538
                                       ----------  ------------   -----------  -------------   -----------  ---------  -------------
          TOTAL STOCKHOLDERS' EQUITY    (442,224)   (1,059,486)   (2,263,914)  (228,323,290)   25,229,809    118,761    (15,571,297)
                                       ----------  ------------   -----------  -------------   -----------  ---------  -------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY              $   150,468  $    368,033  $        480  $         335  $        100  $      (1) $  57,135,232
                                       ==========  ============   ===========  =============   ===========  =========  =============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 11/1/2007 AND ENDING 11/30/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE ONE MONTH ENDED NOVEMBER 25, 2007
                                   (Unaudited)

     Bankruptcy Court Case No.             06-16441-BKC-PGH      06-16354-BKC-PGH     06-16351-BKC-PGH    06-16350-BKC-PGH
                                                                   Royal Star            ITG Palm
                                              ITB, Inc.          Entertainment, LLC     Beach, LLC          ITGV, Inc.
                                          -----------------   ---------------------  -----------------   -----------------
 OPERATING REVENUES:
     Gaming                              $               -  $                    -  $               -  $        1,178,438
     Fare                                                -                       -                  -              19,481
     On Board                                            -                       -                  -              30,138
     Other                                               -                       -                  -                   -
                                          -----------------   ---------------------  -----------------   -----------------
     NET OPERATING REVENUES                              -                       -                  -           1,228,057
                                          -----------------   ---------------------  -----------------   -----------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                              -                       -                  -             348,354
     Fare                                                -                       -                  -              93,693
     On Board                                            -                       -                  -              22,398
     Maritime & Legal Expenses                           -                       -                  -             654,070
     G & A Expenses - Palm Beach
                       Princess                      9,870                       -                  -             148,581
     G & A Expenses - Parent                             -                       -                  -                   -
     Development Costs                                   -                     657             36,008                   -
     Impairment of Assets                                -                       -                  -                   -
     Depreciation & Amortization                         -                       -                  -             169,803
                                          -----------------   ---------------------  -----------------   -----------------
     TOTAL OPERATING COSTS AND EXPENSES              9,870                     657             36,008           1,436,899
                                          -----------------   ---------------------  -----------------   -----------------

 OPERATING INCOME (LOSS)                            (9,870)                   (657)           (36,008)           (208,842)
                                          -----------------   ---------------------  -----------------   -----------------

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                     -                       -                  -             (33,898)
     Interest Income                                     -                       -                  -               2,077
     ITG Vegas Bankruptcy Costs                          -                       -             (5,000)           (389,807)
                                          -----------------   ---------------------  -----------------   -----------------
     TOTAL OTHER INCOME (EXPENSE)                        -                       -             (5,000)           (421,628)
                                          -----------------   ---------------------  -----------------   -----------------

 INCOME (LOSS)  BEFORE TAX PROVISION                (9,870)                   (657)           (41,008)           (630,470)
     LESS: State Income Tax Expense                      -                       -                  -                   -
                                          -----------------   ---------------------  -----------------   -----------------

 NET INCOME (LOSS)                       $          (9,870) $                 (657) $         (41,008) $         (630,470)
                                          =================   =====================  =================   =================

     Bankruptcy Court Case No.              06-16357-BKC-PGH    06-16356-BKC-PGH

                                                 ITGDC              Orion
                                           -----------------   ----------------
 OPERATING REVENUES:
     Gaming                               $               -  $               -
     Fare                                                 -                  -
     On Board                                             -                  -
     Other                                                -                  -
                                           -----------------   ----------------
     NET OPERATING REVENUES                               -                  -
                                           -----------------   ----------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                               -                  -
     Fare                                                 -                  -
     On Board                                             -                  -
     Maritime & Legal Expenses                            -                  -
     G & A Expenses - Palm Beach
                       Princess                           -                  -
     G & A Expenses - Parent                              -                  -
     Development Costs                                    -                  -
     Impairment of Assets                                 -                  -
     Depreciation & Amortization                          -                  -
                                           -----------------   ----------------
     TOTAL OPERATING COSTS AND EXPENSES                   -                  -
                                           -----------------   ----------------

 OPERATING INCOME (LOSS)                                  -                  -
                                           -----------------   ----------------

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                      -                  -
     Interest Income                                      -                  -
     ITG Vegas Bankruptcy Costs                           -                  -
                                           -----------------   ----------------
     TOTAL OTHER INCOME (EXPENSE)                         -                  -
                                           -----------------   ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION                      -                  -
     LESS: State Income Tax Expense                       -                  -
                                           -----------------   ----------------

 NET INCOME (LOSS)                        $               -  $               -
                                           =================   ================

     Bankruptcy Court Case No.                                               Non-Bankrupt Companies

                                             GMO Travel   ITB Racing   ITB Mgmt  RACE TRACK   RACE TRACK   MGMT INC      TOTAL
                                           ------------   ----------   --------  ----------   ----------   --------  -------------
 OPERATING REVENUES:
     Gaming                              $            -  $        -  $       -  $        -  $         -  $       -  $   1,178,438
     Fare                                             -           -          -           -            -          -         19,481
     On Board                                         -           -          -           -            -          -         30,138
     Other                                       39,604           -          -           -            -          -         39,604
                                           -------------  ----------   --------  ----------   ----------   --------  -------------
     NET OPERATING REVENUES                      39,604           -          -           -            -          -      1,267,661
                                           -------------  ----------   --------  ----------   ----------   --------  -------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                           -           -          -           -            -          -        348,354
     Fare                                        33,803           -          -           -            -          -        127,496
     On Board                                         -           -          -           -            -          -         22,398
     Maritime & Legal Expenses                        -           -          -           -            -          -        654,070
     G & A Expenses - Palm Beach Princess         9,502           -          -           -            -          -        167,953
     G & A Expenses - Parent                          -           -    (35,681)          -            -          -        (35,681)
     Development Costs                                -           -          -           -            -          -         36,665
     Impairment of Assets                             -           -          -           -            -          -              -
     Depreciation & Amortization                      -           -          -           -            -          -        169,803
                                           -------------  ----------   --------  ----------   ----------   --------  -------------
     TOTAL OPERATING COSTS AND EXPENSES          43,305           -    (35,681)          -            -          -      1,491,058
                                           -------------  ----------   --------  ----------   ----------   --------  -------------

 OPERATING INCOME (LOSS)                         (3,701)          -     35,681           -            -          -       (223,397)
                                           -------------  ----------   --------  ----------   ----------   --------  -------------

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                  -           -          -           -            -          -        (33,898)
     Interest Income                                  -           -          -           -            -          -          2,077
     ITG Vegas Bankruptcy Costs                       -           -          -           -            -          -       (394,807)
                                           -------------  ----------   --------  ----------   ----------   --------  -------------
     TOTAL OTHER INCOME (EXPENSE)                     -           -          -           -            -          -       (426,628)
                                           -------------  ----------   --------  ----------   ----------   --------  -------------

 INCOME (LOSS)  BEFORE TAX PROVISION             (3,701)          -     35,681           -            -          -       (650,025)
     LESS: State Income Tax Expense                   -           -          -           -            -          -              -
                                           -------------  ----------   --------  ----------   ----------   --------  -------------

 NET INCOME (LOSS)                       $       (3,701) $        -  $  35,681  $        -  $         -  $       -  $    (650,025)
                                           =============  ==========   ========  ==========   ==========   ========  =============

Unaudited Internally Generated Report Subject To Amending Adjustments